UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
The Portfolio delivered strong absolute results for the 12 months ended December 31, 2009, but slightly underperformed the S&P 500 Index in a period when large-cap growth-oriented shares outperformed their value counterparts by a wide margin.  An underweight position and stock selection meant information technology stocks detracted most from performance compared with the index. The key contributions to relative results came from positioning in the consumer staples and discretionary sectors.

After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy.  From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing.  In that environment, mid-cap shares performed much better than their smaller and larger peers.  As measured by various Russell indexes, growth stocks significantly outperformed value across all market capitalizations.  Within the S&P 500, information technology was the strongest sector by far for the year.  Materials and consumer discretionary shares also did very well.  Traditionally defensive, value-oriented utilities and telecommunication services shares lagged, with the latter sector the only one in the index to have a single-digit return for the year.

Stock selection and an underweight position in information technology hurt relative results most. In particular, our positioning in the computers and peripherals industry segment detracted; Internet software and services and software companies were other sources of weakness. Generally speaking, the underweight to the sector can be explained by the fact that these are higher growth names that do not fit our investment philosophy. Instead, we tended to favor technology companies with more stable, strong cash flow and healthy balance sheets. Unfortunately, these sorts of stocks generally lagged during the market rebound.

Looking at positive contributors to return relative to the benchmark, stock selection and an underweight position in consumer staples shares helped. Among individual contributors, it helped that we sold our stake in newly integrated beverage giant Anheuser-Busch InBev on strength during the year.  The company did well early in 2009 due to cost cuts, progress on financial deleveraging, and other beneficial synergies. Positioning in Wal-Mart also aided relative results, as we had no exposure to these shares for most of the year before building a position in the fourth quarter.  This is consistent with our general approach, which in recent months has seen us add large, high-quality names trading at a discount relative to their historical valuations.

Another key contribution to the Portfolio’s relative return came from stock selection in the consumer discretionary sector.  Positioning in the media and household durables segments helped.  Indeed, Whirlpool was a leading contributor to absolute and relative results.  Specialty retailer Tiffany was another key contributor, helped by cost cutting, its strong brand, and global expansion.

It was a similar story in the industrials sector, where outperformance was driven by stock choices.  The leading contributor in this segment was 3M, which was attractive because of its focus on new product development and global growth.  Cost cutting helped make for better margins in recent quarters and helped position the company to benefit from any improvement in sales volumes. Agricultural equipment maker Deere and industrial product manufacturer Illinois Tool Works were also key contributors, benefiting from economic improvement in addition to a number of company-specific factors.

Looking ahead, we are fairly optimistic on stocks, believing we have turned the corner on the economy.  We think equity valuations are reasonable, corporate earnings are recovering, and there remains a massive amount of cash on the sidelines to fuel continued gains.  Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and that stocks remain vulnerable to external shocks in the financial and political realm.  That said, we believe the biggest risk to our outlook will be if the economy does not rebound at a pace that allows for reasonable earnings growth—where 2009 was about restoring stability to the financial system, 2010 should be all about earnings.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	S&P 500 Index
	10,000.00	10,000.00
2000	11,290.00	9,089.60
2001	11,477.41	8,009.76
2002	9,978.46	6,239.60
2003	12,536.94	8,029.42
2004	14,421.24	8,900.24
2005	15,016.84	9,338.45
2006	17,886.56	10,813.36
2007	18,466.08	11,407.45
2008	11,785.06	7,186.69
2009	14,754.89	9,088.29

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Ten Years
25.20%	0.46%	3.97%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2009

Sector	% of Portfolio Investments
Bonds	0.62%
Communications	8.54%
Consumer Products & Services	18.28%
Financial Services	20.57%
Health Care	5.60%
Industrial Products & Services	8.93%
Natural Resources	18.94%
Short Term Investments	0.98%
Technology	8.48%
Transportation	2.19%
Utilities	6.87%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,240.10	$ 4.74

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,020.97	$ 4.28

*Expenses are equal to the Portfolio's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

 Financial Reports for the Year Ended December 31, 2009

Maxim T. Rowe Price Equity/Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim T.Rowe Price Equity/Income Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim T.Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $5,373,375 of securities on loan) (1)	$577,773,188
Cash	21,740,949
Dividends and interest receivable	1,032,728
Subscriptions receivable	1,098,134
Receivable for investments sold	837,959

Total assets	602,482,958

LIABILITIES:
Due to investment adviser	420,245
Payable upon return of securities loaned	5,660,879
Redemptions payable	4,220,786
Payable for investments purchased	433,727

Total liabilities	10,735,637

NET ASSETS	$591,747,321

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$4,571,189
Additional paid-in capital	657,674,575
Net unrealized depreciation on investments	(14,816,161)
Accumulated net realized loss on investments	(55,682,282)

NET ASSETS	$591,747,321

NET ASSET VALUE PER OUTSTANDING SHARE	$12.95
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	125,000,000
Outstanding	45,711,891

(1) Cost of investments in securities	$592,589,349

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$152,863
Income from securities lending	62,415
Dividends	14,681,288
Foreign withholding tax	(78,146)

Total income	14,818,420

EXPENSES:
Audit fees	15,362
Bank and custodial fees	30,557
Investment administration	84,499
Management fees	4,026,968
Other expenses	58,332

Total expenses	4,215,718

Less amount reimbursed by investment adviser	8,270

Net expenses	4,207,448

NET INVESTMENT INCOME	10,610,972

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(39,036,045)
Change in net unrealized depreciation on investments	152,103,362

Net realized and unrealized gain on investments	113,067,317

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,678,289

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,610,972	$17,296,610
Net realized gain (loss) on investments	(39,036,045)	15,803,718
Change in net unrealized depreciation on investments	152,103,362	(307,928,266)

Net increase (decrease) in net assets resulting from operations	123,678,289	(274,827,938)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,622,848)	(17,372,243)
From net realized gains		(50,660,093)

Total distributions	(10,622,848)	(68,032,336)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	242,105,691	263,579,601
Reinvestment of distributions	10,622,848	68,032,336
Redemptions of shares	(241,789,135)	(559,453,578)

Net increase (decrease) in net assets resulting from share transactions	10,939,404	(227,841,641)

Total increase (decrease) in net assets	123,994,845	(570,701,915)

NET ASSETS:
Beginning of period	467,752,476	1,038,454,391

End of period (1)	$591,747,321	$467,752,476

OTHER INFORMATION:

SHARES:
Sold	21,818,598	17,354,784
Issued in reinvestment of distributions	917,668	5,585,274
Redeemed	(21,409,726)	(33,622,718)

Net increase (decrease)	1,326,540	(10,682,660)

(1) Including overdistributed net investment income		$1,977

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.54	$18.86	$20.04	$17.85	$18.58

Income from Investment Operations

Net investment income	0.23	0.43	0.37	0.31	0.29
Net realized and unrealized gain (loss)	2.41	(7.07)	0.28	3.06	0.47

Total Income (Loss) From
Investment Operations	2.64	(6.64)	0.65	3.37	0.76

Less Distributions

From net investment income	(0.23)	(0.43)	(0.37)	(0.31)	(0.29)
From net realized gains		(1.25)	(1.46)	(0.87)	(1.20)

Total Distributions	(0.23)	(1.68)	(1.83)	(1.18)	(1.49)

Net Asset Value, End of Period	$12.95	$10.54	$18.86	$20.04	$17.85

Total Return ±	25.20%	(36.18%)	3.24%	19.11%	4.13%

Net Assets, End of Period ($000)	$591,747	$467,752	$1,038,454	$1,037,543	$825,385

Ratio of Expenses to Average Net Assets:
- Before Reimbursement	0.84%	0.83%	0.82%	0.82%	0.82%
- After Reimbursement §	0.84%	0.83%	0.82%	0.82%	0.82%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement	2.10%	2.39%	1.79%	1.65%	1.60%
- After Reimbursement §	2.11%	2.40%	1.79%	1.65%	1.60%

Portfolio Turnover Rate	29.57%	31.39%	27.61%	23.38%	26.68%

§	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek substantial dividend income and also long-term capital appreciation.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as detailed in the following table.  At no point during the year did the Portfolio hold securities valued with Level 3 inputs.

Description	Level 1	Level 2	Level 3	Total
Assets
Bonds^	$-	$3,589,287	$-	$3,589,287
Common stock^	568,523,022	-	-	568,523,022
Short-term investments	5,660,879	-	-	5,660,879
Total	$574,183,900	$3,589,288	$0	$577,773,188

^See Schedule of Investments for values in each industry.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio.  However, the investment adviser is required by contract to pay any expenses which exceed an annual rate, including management fees, of 0.95% of the average daily net assets of the Portfolio.  Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.  Fund expenses might vary if unaffiliated companies provided these services.  Current terms of the agreements do not call for any fees to be paid by either the Portfolio or the investment advisor for these services.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $151,918,769 and $142,227,051, respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $603,589,349. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $68,677,634 and gross depreciation of securities in which there was an excess of tax cost over value of $94,342,634 resulting in net depreciation of $25,665,000.

5.         SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $5,373,375 and received collateral of $5,660,879 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$10,622,848	$19,052,013
Long-term capital gain	-	48,980,323
	$10,622,848	$68,032,336

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-
Net accumulated earnings	0

Net unrealized depreciation on investments	(25,665,000)
Capital loss carryforwards	(41,210,451)
Post-October losses	(3,622,992)
Tax composition of capital	$(70,498,443)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $9,899 from paid-in capital to overdistributed net investment income.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $41,210,451, which expires in the year 2017.

The Portfolio had current year post-October losses of $5,253,539.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

8.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

BONDS

Par Value ($)		Value ($)

Automobiles --- 0.61%
2,843,000	Ford Motor Co	3,589,287
	4.25% December 15, 2036

TOTAL BONDS --- 0.61%		$3,589,287
(Cost $1,237,890)

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 2.58%
110,500	Boeing Co	5,981,365
144,900	Honeywell International Inc	5,680,080
47,900	Lockheed Martin Corp	3,609,265
		$15,270,710

Air Freight --- 1.02%
105,500	United Parcel Service Inc Class B	6,052,535
		$6,052,535

Airlines --- 0.58%
302,100	Southwest Airlines Co	3,453,003
		$3,453,003

Automobiles --- 0.53%
124,900	Harley-Davidson Inc	3,147,480
		$3,147,480

Banks --- 4.82%
356,600	KeyCorp	1,979,130
158,400	Marshall & Ilsley Corp	863,280
325,700	Regions Financial Corp	1,722,953
187,000	SunTrust Banks Inc	3,794,230
391,000	US Bancorp	8,801,410
421,400	Wells Fargo & Co	11,373,586
		$28,534,589

Biotechnology --- 0.58%
61,200	Amgen Inc *	3,462,084
		$3,462,084

Broadcast/Media --- 3.60%
166,200	Cablevision Systems Corp NY Group	4,291,284
273,233	Time Warner Inc	7,962,010
221,000	Walt Disney Co	7,127,250
197,100	WPP PLC	1,924,126
		$21,304,670

Building Materials --- 1.00%
309,800	Masco Corp	4,278,338
115,200	USG Corp * †	1,618,560
		$5,896,898

Chemicals --- 1.69%
152,200	EI du Pont de Nemours & Co	5,124,574
119,000	International Flavors & Fragrances Inc	4,895,660
		$10,020,234

Communications - Equipment --- 0.42%
103,600	Cisco Systems Inc *	2,480,184
		$2,480,184

Computer Hardware & Systems --- 0.54%
220,900	Dell Inc *	3,172,124
		$3,172,124

Computer Software & Services --- 2.62%
152,800	eBay Inc *	3,596,912
130,700	Electronic Arts Inc *	2,319,925
314,400	Microsoft Corp	9,586,056
		$15,502,893

Conglomerates --- 4.08%
127,500	3M Co	10,540,425
900,900	General Electric Co	13,630,617
		$24,171,042

Distributors --- 0.44%
68,050	Genuine Parts Co	2,583,178
		$2,583,178

Electric Companies --- 3.99%
237,900	Duke Energy Corp	4,094,259
57,800	Entergy Corp	4,730,352
45,200	Exelon Corp	2,208,924
51,010	FirstEnergy Corp	2,369,414
85,000	Pinnacle West Capital Corp	3,109,300
79,300	PPL Corp	2,562,183
110,500	Progress Energy Inc	4,531,605
		$23,606,037

Electronic Instruments & Equipment --- 0.64%
88,422	Cooper Industries PLC Class A	3,770,314
		$3,770,314

Electronics - Semiconductor --- 1.91%
178,500	Analog Devices Inc	5,637,030
158,100	Applied Materials Inc	2,203,914
169,200	Intel Corp	3,451,680
		$11,292,624

Engineering & Construction --- 0.80%
90,300	Vulcan Materials Co	4,756,101
		$4,756,101

Financial Services --- 7.98%
858,937	Bank of America Corp	12,935,591
238,000	Bank of New York Mellon Corp	6,656,860
480,905	JPMorgan Chase & Co	20,039,312
149,300	Legg Mason Inc	4,502,888
121,600	NYSE Euronext	3,076,480
		$47,211,131

Food & Beverages --- 2.84%
214,100	Hershey Co	7,662,639
161,500	Kraft Foods Inc Class A	4,389,570
68,000	McCormick & Co Inc †	2,456,840
43,200	Wal-Mart Stores Inc	2,309,040
		$16,818,089

Foreign Banks --- 0.05%
165,550	Allied Irish Banks PLC	283,481
		$283,481

Gold, Metals & Mining --- 1.60%
169,900	Alcoa Inc	2,738,788
144,800	Nucor Corp	6,754,920
		$9,493,708

Health Care Related --- 0.50%
51,200	WellPoint Inc *	2,984,448
		$2,984,448

Homebuilding --- 0.19%
102,000	DR Horton Inc	1,108,740
		$1,108,740

Hotels/Motels --- 0.69%
149,549	Marriott International Inc Class A	4,075,210
		$4,075,210

Household Goods --- 3.81%
42,500	Black & Decker Corp	2,755,275
170,000	Fortune Brands Inc	7,344,000
52,600	Harman International Industries Inc	1,855,728
69,600	Kimberly-Clark Corp	4,434,216
76,300	Whirlpool Corp	6,154,358
		$22,543,577

Independent Power Producer --- 0.76%
85,000	Constellation Energy Group Inc	2,989,450
63,500	NRG Energy Inc *	1,499,235
		$4,488,685

Insurance Related --- 3.69%
51,000	Chubb Corp	2,508,180
173,327	Lincoln National Corp	4,312,376
272,000	Marsh & McLennan Cos Inc	6,005,760
141,800	Progressive Corp	2,550,982
144,700	Sun Life Financial Inc †	4,155,784
45,895	Travelers Cos Inc	2,288,324
		$21,821,406

Leisure & Entertainment --- 1.01%
220,400	Mattel Inc	4,403,592
170,100	MGM MIRAGE * †	1,551,312
		$5,954,904

Machinery --- 2.91%
112,100	Deere & Co	6,063,489
34,000	Eaton Corp	2,163,080
161,300	Illinois Tool Works Inc	7,740,787
34,000	Pall Corp	1,230,800
		$17,198,156

Office Equipment & Supplies --- 0.68%
110,500	Avery Dennison Corp	4,032,145
		$4,032,145

Oil & Gas --- 13.72%
102,000	Anadarko Petroleum Corp	6,366,840
91,700	BJ Services Co	1,705,620
127,522	BP PLC sponsored ADR	7,392,450
203,944	Chevron Corp	15,701,649
51,100	ConocoPhillips	2,609,677
13,600	CONSOL Energy Inc	677,280
203,996	Exxon Mobil Corp	13,910,487
127,500	Murphy Oil Corp	6,910,500
195,500	Royal Dutch Shell PLC ADR	11,751,505
110,500	Schlumberger Ltd	7,192,445
127,500	Spectra Energy Corp	2,615,025
113,000	Sunoco Inc	2,949,300
67,300	Williams Cos Inc	1,418,684
		$81,201,462

Paper & Forest Products --- 2.41%
302,183	International Paper Co	8,092,461
138,400	MeadWestvaco Corp	3,962,392
51,000	Weyerhaeuser Co	2,200,140
		$14,254,993

Personal Loans --- 3.54%
322,900	American Express Co	13,083,908
108,700	Capital One Financial Corp	4,167,558
326,100	SLM Corp *	3,675,147
		$20,926,613

Pharmaceuticals --- 4.38%
203,900	Bristol-Myers Squibb Co	5,148,475
148,100	Eli Lilly & Co	5,288,651
92,900	Johnson & Johnson	5,983,689
190,400	Merck & Co Inc	6,957,216
140,588	Pfizer Inc	2,557,296
		$25,935,327

Printing & Publishing --- 1.64%
195,500	McGraw-Hill Cos Inc	6,551,205
255,100	New York Times Co Class A	3,153,036
		$9,704,241

Retail --- 3.63%
165,200	Bed Bath & Beyond Inc *	6,381,676
331,500	Home Depot Inc	9,590,295
119,100	Macy's Inc	1,996,116
81,500	Tiffany & Co	3,504,500
		$21,472,587

Specialized Services --- 1.17%
102,000	Computer Sciences Corp *	5,868,060
45,600	H&R Block Inc	1,031,472
		$6,899,532

Telephone & Telecommunications --- 4.32%
430,270	AT&T Inc	12,060,468
849,800	Qwest Communications International Inc	3,577,658
384,300	Sprint Nextel Corp *	1,406,538
177,586	Verizon Communications Inc	5,883,424
1,146,300	Vodafone Group PLC	2,651,168
		$25,579,256

Utilities --- 2.71%
76,300	CenterPoint Energy Inc	1,107,113
352,900	NiSource Inc	5,427,602
85,000	PG&E Corp	3,795,250
86,300	TECO Energy Inc	1,399,786
204,000	Xcel Energy Inc	4,328,880
		$16,058,631

TOTAL COMMON STOCK --- 96.07%		$568,523,022
(Cost $585,690,580)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

1,410,691	Goldman Sachs & Co	1,410,691
	Repurchase Agreement
	0.01% January 4, 2010
1,384,651	BNP Paribas Securities Corp	1,384,651
	Repurchase Agreement
	0.01% January 4, 2010
1,454,846	Barclays Capital Inc	1,454,846
	Repurchase Agreement
	0.01% January 4, 2010
1,410,691	Citigroup Global Markets Inc	1,410,691
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 0.96%		$5,660,879
(Cost $5,660,879)

OTHER ASSETS & LIABILITIES --- 2.36%		$13,974,133

TOTAL NET ASSETS --- 100%		$591,747,321
(Cost $592,589,349)

Legend

*	Non-income Producing Security
†	A portion or all of the security is on loan at December 31, 2009.
ADR	American Depository Receipt

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                            CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                            EXHIBITS.

(a)                (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010